SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUS

DWS Ultra–Short Duration Fund

Effective on or about October 3, 2011, the following replaces similar disclosure in the fund’s prospectus.

The following information replaces similar information in the “Class A Shares” sub–section in the “CHOOSING A SHARE CLASS” section under the heading “INVESTING IN THE FUNDS” in the fund’s prospectus.

Class A shares of DWS GNMA Fund, DWS Short Duration Plus Fund, DWS Strategic Government Securities Fund, DWS Strategic Income Fund and DWS Ultra–Short Duration Fund have an up–front sales charge that varies with the amount you invest:

Your Investment	Front–end sales charge as a % of offering price 1,2	Front–end sales charge as a % of your net investment1,2
Under $100,000	2.75%	2.83%
$100,000 – $249,999	2.50	2.56
$250,000 or more	see below	see below

1The “offering price,” the price you pay to buy shares, includes the sales charge which will be deducted directly from your investment.

2Because of rounding in the calculation of the offering price, the actual front–end sales charge paid by an investor may be higher or lower than the percentages noted.

The following information replaces similar information in the “Class A Shares” sub–section in the “CHOOSING A SHARE CLASS” section under the heading “INVESTING IN THE FUNDS” in the fund’s prospectus.

If you’re investing $250,000 in DWS GNMA Fund, DWS Short Duration Plus Fund, DWS Strategic Government Securities Fund, DWS Strategic Income Fund and DWS Ultra–Short Duration Fund and $1 million in DWS Core Fixed Income Fund, DWS Global Inflation Plus Fund, DWS High Income Fund and DWS High Income Plus Fund or more, either as a lump sum or through one of the sales charge reduction features described above, you may be eligible to buy Class A shares without a sales charge (“Large Order NAV Purchase Privilege”). However, you may be charged a contingent deferred sales charge (CDSC) on any shares you sell.

For DWS GNMA Fund, DWS Short Duration Plus Fund, DWS Strategic Government Securities Fund, DWS Strategic Income Fund and DWS Ultra–Short Duration Fund, direct investments of $250,000 or more may be eligible to buy Class A shares without a sales charge (load) and may be subject to a contingent deferred sales charge of 0.50% if redeemed within 12 months from the original purchase date.

The following information replaces similar information in the “Class C Shares” sub–section in the “CHOOSING A SHARE CLASS” section under the heading “INVESTING IN THE FUNDS” in the fund’s prospectus.

Orders to purchase Class C shares in excess of $250,000 for DWS GNMA Fund, DWS Short Duration Plus Fund, DWS Strategic Government Securities Fund, DWS Strategic Income Fund and DWS Ultra–Short Duration Fund and $500,000 for DWS Core Fixed Income Fund, DWS Global Inflation Plus Fund, DWS High Income Fund and DWS High Income Plus Fund will be declined with the exception of orders received from financial representatives acting for clients whose shares are held in an omnibus account and certain employer–sponsored employee benefit plans.

Please Retain This Supplement for Future Reference

September 14, 2011
PROSTKR-110